PLEDGE AND ESCROW AGREEMENT
                           ---------------------------

     THIS PLEDGE AND ESCROW AGREEMENT (the "Agreement") is made and entered into as of August 20, 2005 (the "Effective Date") by and among GLOBAL REALTY DEVELOPMENT CORP., a corporation organized and existing under the laws of the State of Florida (the "Pledgee"), A1 FINANCIAL PLANNERS PTY LTD (the "Pledgor"), and SICHENZIA ROSS FRIEDMAN FERENCE LLP, as escrow agent ("Escrow Agent").

                                    RECITALS:
                                    --------

     WHEREAS, in order to secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Pledgor's obligations (the "Obligations") to the Pledgee or any successor to the Pledgee under this Agreement, the Convertible Secured Subordinated Promissory Note (the "Convertible Note") issued by the Pledgee to Sapphire Developments Limited ("Sapphire"), in the principal amount of Three Million Two Hundred Thousand Australian Dollars (AUD$3,200,000) of principal, plus any interest, costs, fees, and other amounts owed to Sapphire thereunder (collectively, the "Transaction Documents"), and the Promissory Note (the "Note") issued by the Pledgee to Dominion Estates Pty Ltd, ACN 072221375 ("Estates"), in the principal amount of Four Hundred Sixty Five Thousand Australian Dollars (AUD$465,000) of principal, plus any interest, costs, fees, and other amounts owed to Estates thereunder, the Pledgor has agreed to irrevocably pledge or cause to be pledged to the Pledgee shares of the Pledgor's common stock.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                              TERMS AND CONDITIONS
                              --------------------

     1.   PLEDGE AND TRANSFER OF PLEDGED SHARES.

          1.1. Within ninety (90) days of the execution of the Security Agreement, the Pledgor shall cause to be delivered to the Escrow Agent stock certificates representing 1,832,500 shares of the Pledgee's common stock (the "Pledged Shares"), together with duly executed stock powers or other appropriate transfer documents executed in blank (the "Transfer Documents"), and such stock certificates and Transfer Documents shall be held by the Escrow Agent until the Pledgee shall have completed the acquisition of both Dominion Estates Pty Ltd, ACN 072221375 and Dominion Wines Ltd, ACN 087183739. In connection therewith, the Pledgor hereby agrees to grant or cause to be granted to Pledgee a security interest in all Pledged Shares as security for Pledgee's obligations under the Convertible Note and the Note.

     2. RIGHTS RELATING TO PLEDGED SHARES. Upon the occurrence of an Event of Default (as defined herein), the Pledgee shall be entitled to vote the Pledged Shares, to receive dividends and other distributions thereon, and to enjoy all other rights and privileges incident to the ownership of the Pledged Shares.

     3. RELEASE OF PLEDGED SHARES FROM PLEDGE. Upon the completion of the acquisition by the Pledgee of both Dominion Estates Pty Ltd, ACN 072221375 and Dominion Wines Ltd, ACN 087183739, the parties hereto shall notify the Escrow Agent to such effect in writing. Upon receipt of such written notice, the Escrow Agent shall return to the pledging party the Transfer Documents and the certificates representing the Pledged Shares, (collectively the "Pledged Materials"), whereupon any and all rights of Pledgee in the Pledged Materials shall be terminated. Notwithstanding anything to the contrary contained herein, upon completion of the acquisition by the Pledgee of both Dominion Estates Pty Ltd, ACN 072221375 and Dominion Wines Ltd, ACN 087183739, this Agreement and Pledgee's security interest and rights in and to the Pledged Shares shall terminate.

     4. EVENT OF DEFAULT. An "Event of Default" shall be deemed to have occurred under this Agreement in the event that (i) the acquisition by the Pledgee of both Dominion Estates Pty Ltd, ACN 072221375 and Dominion Wines Ltd, ACN 087183739 has not taken place, and (ii) an Event of Default under the Convertible Note and/or the Note occurs.

     5. REMEDIES. Upon and anytime after the occurrence of an Event of Default, the Pledgee shall have the right to provide written notice of such Event of Default (the "Default Notice") to the Escrow Agent, with a copy to the Pledgor. As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to Pledgee the Pledged Materials held by the Escrow Agent hereunder. Upon receipt of the Pledged Materials, the Pledgee shall have the right to (i) sell the Pledged Shares and to apply the proceeds of such sales, net of any selling commissions, to the Obligations owed to the Pledgee by the Pledgor under the Transaction Documents, including, without limitation, outstanding principal, interest, legal fees, and any other amounts owed to the Pledgee, and exercise all other rights and (ii) any and all remedies of a secured party with respect to such property as may be available under the Uniform Commercial Code as in effect in the State of New York.

          5.1. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Transaction Document shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee to any other further action in any circumstances without demand or notice.

     6.   CONCERNING THE ESCROW AGENT.

          6.1. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

          6.2. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

          6.3. Pledgee and the Pledgor hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Sections 6.4 or 6.5 hereof). The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys' fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Pledgor.

          6.4. If any of the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Pledged Materials with the Clerk of the United States District Court of New York, sitting in New York, New York, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent shall be indemnified by the Pledgor, the Company and Pledgee for all costs, including reasonable attorneys' fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received.

          6.5. The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Pledgor and Pledgee) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          6.6. The Escrow Agent may resign upon ten (10) days' written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

          6.7 Conflict Waiver. The Pledgor hereby acknowledges that the Escrow Agent is general counsel to the Pledgee in connection with the transactions contemplated and referred herein. The Pledgor agrees that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Pledgee and the Pledgor will not seek to disqualify such counsel and waives any objection Pledgor might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

          6.8 Notices. Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Pledgor, to:       A1 Financial Planners Pty Ltd



                             Telephone:
                             Facsimile:

With a copy to:


                             Attention:
                             Telephone:
                             Facsimile:

If  to  the  Pledgee:        Global  Realty  Development  Corp.
                             11555  Heron  Bay  Boulevard,  Suite  200
                             -----------------------------------------
                             Coral  Springs  Florida  33076
                             ------------------------------
                             Attention:  Robert  Kohn
                             Telephone:  (954)  603-0522
                             Facsimile:

With  copy  to:              Sichenzia  Ross  Friedman  Ference  LLP
                             1065  Avenue  of  the  Americas
                             New  York,  NY  10018
                             Attention:  Richard  A.  Friedman,  Esq
                             Telephone:  (212)  930-9700
                             Facsimile:  (212) 930-9725

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States mail, as applicable.

     7. BINDING EFFECT. All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

     8. GOVERNING LAW; VENUE; SERVICE OF PROCESS. The validity, interpretation and performance of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that state except to the extent that Federal law applies. The parties hereto agree that any disputes, claims, disagreements, lawsuits, actions or controversies of any type or nature whatsoever that, directly or indirectly, arise from or relate to this Agreement, including, without limitation, claims relating to the inducement, construction, performance or termination of this Agreement, shall be brought in the state superior courts located in New York County, New York or Federal district courts located in New York, New York, and the parties hereto agree not to challenge the selection of that venue in any such proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum. The parties hereto specifically agree that service of process may be made, and such service of process shall be effective if made, pursuant to Section 8 hereto.

     9. ENFORCEMENT COSTS. If any legal action or other pro-ceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresenta-tion in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs (including, without limita-tion, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

     10. REMEDIES CUMULATIVE. No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or here-after existing at law, in equity, by statute, or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

     11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

     12. NO PENALTIES. No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

     13. JURY TRIAL. EACH OF THE PLEDGEE AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN PLEDGEE AND PLEDGOR, THIS PLEDGE AND ESCROW AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.


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
     IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.



                                   GLOBAL REALTY DEVELOPMENT CORP.



                                    By: /s/ Roger Charles Davis
                                       -----------------------
                                    Name: Roger Charles Davis
                                    Title:


                                    A1 FINANCIAL PLANNERS PTY LTD


                                    By:/s/ Katherine Voss
                                       ------------------
                                    Name: Katherine Voss
                                    Title:


                                    ESCROW AGENT

                                    SICHENZIA ROSS FRIEDMAN FERENCE LLP

                                    By: /s/ Richard A. Friedman
                                        -----------------------
                                    Name:     Richard A. Friedman
                                    Title: